Exhibit 10.2
                                                                    ------------

                                    AGREEMENT

THIS AGREEMENT is made as of September 19, 2002 (the "Effective Date")

BETWEEN

    (1) REUTERS LIMITED, a company incorporated in England and Wales whose registered office is at 85 Fleet Street, London EC4P 4AJ, United Kingdom ("Reuters"); and

    (2) INSTINET GROUP INCORPORATED, a Delaware corporation with a principal place of business at The Reuters Building, Three Times Square, New York, New York 10036 ("Instinet").

A.       Purpose.
         -------

         The purpose of this Agreement is to set forth the terms and conditions by which Reuters will provide content services to Instinet clients who receive the Newport Trading System ("Newport"), Instinet's proprietary, patent-pending execution management platform.


A.       Content.
         -------

         Reuters agrees to make available to those clients that choose to subscribe to Newport the content set forth in Schedule 1 (the "Reuters Market Data") solely for use in Newport, and subject to Reuters standard policies, terms and conditions for licensing content. The fees which Reuters will charge Newport clients for the Reuters Market Data shall be as set forth in Schedule 1; provided that Reuters agrees only to offer such pricing during the initial term of this Agreement and provided further that without limitation to Reuters rights to change the pricing after the initial term, Reuters may increase such pricing after the first year (but not more frequently than once annually), so long as the percentage increase is at or below the increase in the consumer price index for all urban consumers in the New York/New Jersey Metropolitan area as reported by the Bureau of Labor Statistics of the U.S. Department of Labor, as measured by the increase in such index from September of the previous year through August of the current year, expressed as a percentage.

         In order to facilitate the use of Reuters Market Data by Newport clients, Instinet may act, where necessary, as a redistributor of Reuters Market Data in accordance with the terms and conditions of the Global Reuters Services Contract dated December 21, 2000 between Reuters Limited and Instinet Global Holdings, Inc. during the time in which Reuters is installing the circuits necessary to deliver the Reuters Market Data directly to a Newport client site.

B.       Exclusivity.
         ------------

         Reuters shall be the preferred provider of market data to Newport clients and Instinet will not support the provision of content by other sources of market data unless necessitated to meet client demand. Instinet may also use other sources of market data for valid business reasons, so long as 60 days notice of such usage is provided to Reuters.

C.       Promotion.
         ---------

         Instinet agrees to use commercially reasonable efforts to recommend use of the Reuters Market Data and other Reuters services and products, including but not limited to use of Reuters IOE product, to Newport clients.

D.       Subscriber Agreements.
         ---------------------

         Each party shall be solely responsible for obtaining the appropriate subscriber agreements with Newport clients. Reuters shall be solely responsible for its relationship with and delivery of the Reuters Market Data to Newport clients, including but not limited to billing of all market data and exchange fees, telecommunication charges, and any other fees associated with or incurred because of Reuters provision of the Reuters Market Data to Newport clients. Instinet shall be solely responsible for obtaining the appropriate client agreement with Newport clients, including but not limited to, submission for acceptance by Instinet's credit committee, as well as billing of all charges directly related to the provision of Newport to the Newport clients.

E        Term.
         ----

         This Agreement will continue for 24 months from the date first set forth above (the "Initial Term"), with automatic renewals of 12 months unless terminated on not less than ninety (90) days written notice prior to the end of the Initial Term or any subsequent term (each a "Renewal Term"), such termination to take effect at the end of an initial or any renewal term. In addition, either party will have the right to terminate this Agreement for any reason in its sole discretion at such time as Reuters and its affiliates shall cease to own (directly or indirectly) more than fifty (50%) percent of the outstanding voting stock of Instinet and at any time thereafter by giving the other party at least thirty (90) days prior written notice, and each party will have the right to terminate this Agreement upon notice to the other in the event that (a) the other party materially breaches this Agreement and fails to cure such breach within thirty (30) days of notice thereof, or (b) assigns this Agreement to a third party that is not a member of the Reuters Group of companies.

F.       Notices and Branding.
         --------------------

         1. Instinet shall include the following notice: "Data is provided for information purposes only. Reuters shall not be liable for any errors or delay in the content, or for any action taken in reliance thereon. The RIC or Reuters Instrument Code set has been developed and maintained by Reuters and is the intellectual property of Reuters." Instinet shall place this notice in an "about box" entitled "About Reuters Data" or as otherwise agreed by the parties.

         2. Reuters will provide Instinet with a graphics file containing the Reuters logo ("Logo"). Instinet shall insert the Logo in the "about box", as a flag on application screens and order blocks, and as dots indicating news on blotters, and other places where appropriate. Reuters reserves the right to request Instinet to replace this Logo with another graphic identifying Reuters.

G.       Confidentiality.
         ---------------

         "Confidential Information" means information in any form (including, but not limited to, models, software and computer outputs) which is not excluded under this Section, whether written or oral, of a business, financial or technical nature which is marked or otherwise indicated as being or is, or ought reasonably to be known to be, confidential and which is disclosed by either party (the "Disclosing Party") or any member of the Disclosing Party's Group to the other (the "Receiving Party") or any member of its Group through their dealings with each other hereunder. The parties each agree:

         (a) to hold the Confidential Information in confidence and, not without the Disclosing Party's prior written consent, to disclose any part of it to any person other than those directly concerned with Reuters and Instinet's dealings with each other and whose knowledge of such Confidential Information is essential for such dealings. The Receiving Party will ensure that those persons comply with the obligations imposed on the Receiving Party under this clause. The Receiving Party will be liable for such person's default; (b) not, without the Disclosing Party's prior written consent, to use the Confidential Information for any purpose other than in their dealings with each other; (c) to delete from any device containing any Confidential Information and/or return to the Disclosing Party upon demand or termination of the Agreement, the Confidential Information except for one copy of such Confidential Information as is required to be retained by law, regulation, professional standards or reasonable business practice by a member of the Receiving Party's Group; and (d) to use reasonable endeavors to provide the Disclosing Party with prompt notice if any member of the Receiving Party's Group becomes legally compelled to disclose any of the Confidential Information, so that the Disclosing Party may seek a protective order or other appropriate remedy. If such order or remedy is not available in time, the obligation of confidentiality will be waived to the extent necessary to comply with the law; (e) this obligation of confidentiality is made by each of Reuters and Instinet on their own behalf and as agent for each member of their respective Groups; (f) this obligation of confidentiality will not apply to information which (i) is, at the time of the disclosure, or subsequently through no act or omission of the Receiving Party's Group, becomes generally available to the public; (ii) becomes rightfully known to the Receiving Party's Group through a third party with no obligation of confidentiality; (iii) the Receiving Party is able to prove was lawfully in the possession of the Receiving Party's Group prior to such disclosure; or (iv) is independently developed by the Receiving Party's Group without benefit of or reference to the other party's Confidential Information; (g) this undertaking will be binding for as long as such Confidential Information retains commercial value; (h) if a Receiving Party is requested or required in any judicial or administrative proceeding or by any regulatory body or court to disclose any Confidential Information, such Receiving Party shall, so long as it is permitted by such judicial, administrative or regulatory body (i) use its best efforts to give the Disclosing Party prompt notice of such request so that it may seek an appropriate protective order or other remedy and (ii) consult with the Disclosing Party as to the advisability of taking legally available steps to resist or narrow such request or requirement. The Receiving Party shall cooperate fully with the Disclosing Party in obtaining such an order or other remedy. If in the absence of an appropriate protective order or other remedy the Receiving Party is nonetheless legally required to disclose Confidential Information, the Receiving Party may make such disclosure without liability hereunder; provided, however, that the Receiving Party shall use its reasonable efforts to give the Disclosing Party written notice of the information to be disclosed as far in advance of its disclosure as is practicable and, upon the Disclosing Party's request and at its expense, use its reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded to such Confidential Information; (i) the terms of this Section shall survive the termination or expiration of this Agreement, regardless of the reason for such termination or expiration.

H.       Disclaimer of Warranties.
         ------------------------

         There are no warranties with respect to the Reuters Market Data or other Reuters services and products on the part of Reuters, nor with respect to Newport or other Instinet services or products on the part of Instinet provided under this Agreement. Reuters and its suppliers and Instinet and its affiliates make no warranty or representation that the content will meet any party's requirements. Reuters makes no warranty or representation that the Reuters Market Data, and Instinet makes no warranty or representation that Newport or other Instinet services or products will be error free or run without interruption. Reuters and its suppliers and Instinet and its affiliates make and no party receives any other warranties whether express, implied, statutory, or otherwise arising from course of dealing or usage of trade, and Reuters and Instinet each expressly disclaims all other warranties, including the implied warranties of merchantability, non-infringement and fitness for a particular purpose.

I.       Indemnities.
         ------------

         The parties agree to each indemnify and hold the other party, its affiliates (and their respective officers, directors, and employees) harmless from and against all costs, including, but not limited to, costs relating to damages (direct, consequential, and/or incidental in nature), claims, demands, proceedings, suits, actions, investigations or inquiries by any regulatory body, any other liabilities, and any legal fees or costs related thereto (together, the "Costs") resulting from, in connection with, or arising out of any failure or breach by a party, for any reason, fraudulent, negligent, or otherwise, to comply with its obligations of confidentiality under this Agreement. The terms of this Section shall survive the termination or expiration of this Agreement, regardless of the reason for such termination or expiration.

J.       Limitation of Liability.
         -----------------------

         No party shall make a claim against, nor be liable to, the other for any damage, including, without limitation, any consequential, special, indirect, incidental or punitive damages or lost profit suffered by it because of any performance or failure to perform any obligations hereunder.

EXCEPT FOR THE INDEMNITIES CONTAINED HEREIN, NEITHER PARTY NOR ANY OF ITS SUBSIDIARIES AND AFFILIATES SHALL BE LIABLE TO ANY PARTY FOR ANY TRADING LOSSES, INACCURATE DISTRIBUTIONS, LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS OR DATA, LOSS OF USE, LOSS OF COST OR OTHER SAVINGS, OR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE, INCLUDING SUCH DAMAGES ARISING OUT OF OR RELATED TO ANY BREACH OF THIS LETTER AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, WHETHER OR NOT FORSEEABLE, EVEN IF SUCH PARTY HAS BEEN ADVISED OR WAS AWARE OF THE POSSIBLILITY OF SUCH LOSS OR DAMAGE.


The terms of this Section shall survive the termination or expiration of this Agreement, regardless of the reason for such termination or expiration.

K        Expenses.
         --------

         The parties shall each pay their respective fees, costs and expenses and those of their agents and third party vendors, independent contractors or consultants, in connection with this Agreement, including without limitation any legal fees.,

L.       Relationship of the Parties.
         ---------------------------

         Neither this Agreement nor provisions contained herein shall be construed as creating a partnership, joint venture, franchise, agency or other such relationship or as authorization for either party to act as agent of the other party or to contract on behalf of the other party..

M.       Entire Agreement
         ----------------

         This Agreement contains the entire and exclusive agreement of the parties with reference to the matters discussed herein and therein, and supersedes all prior drafts, communications, discussions and understandings, oral or written, with respect thereto and no amendment to this Agreement shall be effective unless in writing and signed by the parties or their duly authorized representatives.

N.       Assignment.
         ----------

         Neither party shall assign this Agreement, in whole or in part, without the prior written consent of the other party; provided that Reuters may assign this Agreement to another member of the Reuters Group and Instinet may assign this Agreement to another member of the Instinet Group.

O.       Notices.
         -------

         Any notices, consents or other communications required or permitted to be given or sent under this Agreement shall be in writing and sent to the addresses of the parties as set out below or such address as either party shall advise to the other party by notice in writing.

         To Reuters:
         -----------

         Reuters America Inc.
         3 Times Square
         New York, NY 10036
         Fax: (646) 223-4000


         With a copy to:

         General Counsel
         Reuters America Inc.
         3 Times Square
         New York, New York  10036
         Fax:  (646) 223-4250

         To Instinet:

         Instinet Group Incorporated
         3 Times Square
         New York, NY  10036
         Attn: Natan Tiefenbrun
         With a copy to: General  Counsel
         Fax: (646) 223-9017

P.       Captions.
         --------

         Captions are inserted herein only for the convenience of the parties and do not form a substantive part of this Agreement.

Q.       Governing Law/Dispute Resolution.
         --------------------------------

         This Agreement and all obligations of the parties hereunder and under the documents contemplated hereby shall be governed by the laws of the State of New York. The Parties agree that any claim arising out of this Agreement shall be brought in, and the Parties consent to personal and exclusive jurisdiction of a venue in, the State and federal courts located within New York City, New York. The terms of this Section shall survive the termination or expiration of this Agreement, regardless of the reason for such termination or expiration.

R.       Counterparts.
         ------------

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         .        .


REUTERS LIMITED                         INSTINET GROUP INCORPORATED

Signed:      /s/ Devin Wenig            Signed:     /s/ Mark Nienstedt
            ---------------------------             ----------------------------

Print Name:      Devin Wenig            Print Name:     Mark Nienstedt
            ---------------------------             ----------------------------

Title:      President, IBB of Reuters   Title:      President and Chief
            Limited                                 Financial Officer and
            ---------------------------             Director
                                                    ----------------------------

Date:       September 19, 2002          Date:       September 19, 2002
            ---------------------------             ----------------------------